SCOUT INVESTMENTS

Scout International Fund (UMBWX)	SUMMARY PROSPECTUS
October 31, 2017

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks.  You can find the Fund's Prospectus and other information about the Fund online at scoutinv.com.  You can also get this information at no cost by calling 1-800-996-2862 or by sending an e-mail request to scoutfunds@scoutinv.com.  The Fund's Prospectus and Statement of Additional Information, both dated October 31, 2017, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the web site, phone number or e-mail address noted above.

On April 20, 2017, UMB Financial Corporation ("UMB") announced that it signed a definitive agreement to sell Scout Investments, Inc. ("Scout") to Carillon Tower Advisers, Inc. ("CTA") (the "Transaction"). Scout is a wholly owned subsidiary of UMB and the investment adviser to the Scout Funds (the "Scout Trust" and its series, the "Scout Funds").  As a part of the Transaction, the parties agreed to seek to reorganize the Scout Funds into newly created series of the Carillon Series Trust or the Eagle Series Trust (the "Carillon Trust"). At an in-person meeting held on May 24-25, 2017, the Board of Trustees of the Scout Trust approved the proposed reorganizations of the Scout Funds into corresponding series of the Carillon Trust (the "Carillon Funds") pursuant to an Agreement and Plan of Reorganization and Termination (the "Plan of Reorganization").  The Carillon Funds will be advised by CTA and sub-advised by Scout upon completion of the Transaction.  At an in-person meeting held on June 12, 2017, the Board of Trustees of the Carillon Trust, on behalf of the Carillon Funds, approved the Plan of Reorganization.

The reorganizations approved by the Scout Funds Board include the transition of each of the Scout Funds into the CTA mutual fund platform by transferring the assets and liabilities of each Scout Fund to a newly formed series of the Carillon Trust with substantially similar investment objective(s), principal investment strategies and risks as the corresponding Scout Fund.  The reorganizations are not expected to change the manner in which each Scout Fund is managed, and it is anticipated that the portfolio managers responsible for managing the Scout Funds will be the portfolio managers for the Carillon Funds. If approved by shareholders of the Scout Fund, the corresponding Carillon Fund would receive the assets and liabilities of the Scout Fund as of the effective date of the reorganization and thereafter would be open for sale to the public.

Each of the reorganizations is conditioned on the closing of the Transaction, which is expected to occur as of the close of business on November 3, 2017 or on a later date that the Scout Trust and the Carillon Trust agree upon, subject to requisite shareholder and regulatory approvals. In addition, before any of the reorganizations can occur, it would need to be approved by the shareholders of the Scout Fund. The Transaction itself is contingent on the approval of the reorganizations by shareholders of each Scout Fund other than the Scout Low Duration Bond Fund, as well as the satisfaction of other closing conditions.

Shareholders of the Scout Funds who owned shares as of July 24, 2017 received the Proxy Statement and Prospectus relating to the Special Meeting of Shareholders of each of the Scout Funds that was held on October 20, 2017.  At the October 20, 2017 meeting, shareholders of the Scout Small Cap Fund, Scout Core Plus Bond Fund and Scout Unconstrained Bond Fund approved the reorganizations.  The meeting was adjourned with respect to the Scout International Fund, Scout Mid Cap Fund, Scout Core Bond Fund and Scout Low Duration Bond Fund.  Detailed information on the reorganizations is contained in the Proxy Statement and Prospectus and other proxy materials filed with the U.S. Securities and Exchange Commission (the "SEC"). The foregoing disclosure is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the reorganizations, nor is it a solicitation of a proxy from any shareholder of the Scout Funds.

INVESTMENT OBJECTIVE
The investment objectives of the Scout International Fund (the "Fund") are long-term growth of capital and income.
FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%
Distribution (12b-1) Fees	None
Other Expenses	0.28%
Total Annual Fund Operating Expenses	1.06%

Example:  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
International Fund	$108	$337	$585	$1,294

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 20% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally pursues its objectives by investing in a diversified portfolio consisting primarily of equity securities of established companies either located outside the United States or whose primary business is carried on outside the United States.  The equity securities in which the Fund invests include common stocks, depositary receipts, preferred stocks, convertible securities, and warrants and other rights.  The Fund normally invests at least 80% of its net assets in equity securities as described above.
How does the Fund choose securities in which to invest?  In selecting securities for the Fund, Scout Investments, Inc. (the "Advisor") primarily performs fundamental "bottom-up" analysis to uncover companies that best fit its investment criteria. This includes evaluation of a company's cash flow, financial strength, profitability, and potential or actual catalysts that could positively impact share prices.  The Fund primarily seeks to invest in securities of seasoned companies that are known for the quality and acceptance of their products or services.
The Advisor also considers geopolitical and macroeconomic issues.  In addition, the Fund may invest in a company domiciled in the United States if more than 50% of the company's assets, personnel, sales or earnings are located outside the United States and therefore the company's primary business is carried on outside the United States.
The Advisor believes that the intrinsic worth and consequent value of the stock of most well-managed and successful companies does not usually change rapidly, even though wide variations in the price may occur. Accordingly, long-term positions in stocks will normally be taken and maintained while the companies' record and prospects continue to meet with the Advisor's approval.
The Fund intends to diversify investments among industries and among a number of countries throughout the world. In addition, the Fund may invest a substantial portion of its assets (more than 25%) in one or more countries if economic and business conditions warrant such investment. The Fund will invest no more than 20% of its net assets in investments in developing countries or emerging markets.
The Fund may also invest a portion of its net assets (up to 20%) in high-grade fixed income securities or other investments that may provide income, including cash and money market securities. In such cases, the Fund will resume investing primarily in equity securities when conditions warrant.
The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Fund attempts to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the Fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment.
MAIN RISKS
As with any mutual fund, there is a risk that you could lose money by investing in the Fund.  The shares offered by this Prospectus are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. ("UMB") or any other banking institution.  They are not federally insured by the Federal Deposit Insurance Corporation or any other United States government agency.  These shares involve investment risks, including the possible loss of the principal invested.
Market Risks: The Fund normally invests in equity securities.  Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time, sometimes rapidly and unpredictably.  When the value of the Fund's equity securities goes down, your investment in the Fund decreases in value. Different types of investments shift in and out of favor depending on market and economic conditions that may affect individual companies or industries, or the securities market as a whole.  At various times, stocks will be more or less favorable than bonds, and small company stocks will be more or less favorable than large company stocks.  U.S. and international equity markets have experienced volatility in recent years in response to economic and market conditions.  During a general downturn in the economy and securities markets, multiple asset classes may be negatively affected.  Because of this, the Fund will perform better or worse than other types of funds depending on what is in favor, and the value of the Fund may go down.
International Investing Risks: International investing typically involves more risks than investing in domestic securities. If a security owned by the Fund is denominated in a foreign currency, the value of the foreign currency may fluctuate relative to the U.S. dollar and cause a loss to the Fund.  Furthermore, investing in foreign securities includes risks associated with internal and external political and economic developments, such as the risk that political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions.  International markets may be less liquid, sometimes making it harder to sell a security, and more volatile. In addition, foreign companies may not be subject to comparable accounting, auditing and financial reporting standards as U.S. companies, and therefore, information about the foreign companies may not be readily available.  Although not typically subject to currency exchange rate risk, depositary receipts may be subject to the same risks as foreign securities generally.
To the extent the Fund invests a significant portion of its assets in a single country or region, the Fund may be subject to increased risk associated with the country or region. Current political uncertainty surrounding the European Union (EU) and its membership, including the 2016 referendum in which the United Kingdom voted to exit the EU, may increase market volatility. The risks of investing in foreign securities may be increased if the investments are located in developing countries or emerging markets.  Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. These risks are inherently passed on to the company's shareholders, including the Fund, and in turn, to the Fund's shareholders.
As markets become more globalized, many U.S. companies are increasing international business operations and are subject to international investing risks. Funds that invest in larger U.S. companies are subject to some degree of international risk as a result of these holdings and, to a lesser degree, as a result of owning direct or indirect interests in foreign companies (typically large multi-national companies).
Management Risks: The Fund is subject to management risk as an actively managed investment portfolio and depends on the decisions of the portfolio managers to produce the desired results.
PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's returns have changed from year to year.  The table shows how the Fund's average annual returns for 1, 5 and 10 year periods compare with those of a broad market benchmark index.  Keep in mind that past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.scoutinv.com or by calling 1-800-996-2862.
Annual Total Return as of December 31 of Each Year
2007	2008	2009	2010	2011
17.80%	-38.06%	35.54%	13.17%	-12.35%

2012	2013	2014	2015	2016
21.28%	13.14%	-4.36%	-4.47%	6.82%

During the periods shown in the bar chart above the Fund's highest quarterly return was 21.57% (quarter ended September 30, 2009) and the Fund's lowest quarterly return was -20.84% (quarter ended September 30, 2011).
Year-to-date return (through September 30, 2017): 19.33%
Average Annual Total Return as of December 31, 2016
	1 Year	5 Years	10 Years
Return Before Taxes	6.82%	6.01%	2.77%
Return After Taxes on Distributions	2.99%	3.57%	1.41%
Return After Taxes on Distributions and Sale of Fund Shares	7.40%	4.89%	2.33%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	1.00%	6.53%	0.75%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
INVESTMENT ADVISOR AND PORTFOLIO MANAGERS
The Fund's investment advisor is Scout Investments, Inc.
Portfolio Manager	Title	Experience Managing the Fund
Michael D. Stack Angel M. Lupercio	Lead Portfolio Manager of the Fund Co-Portfolio Manager of the Fund
Assistant Portfolio Manager from February 2006 through December 2007; Co-Portfolio Manager from April 2012 through March 30, 2014; Co-Lead Portfolio Manager from March 31, 2014 through December 31, 2014; Lead Portfolio Manager since January 1, 2015

Since January 1, 2015

PURCHASE AND SALE OF FUND SHARES
Shareholders may purchase and sell shares of the Fund on each day that the Fund is open for business, which is normally any day that the New York Stock Exchange is open for unrestricted trading.
Type of Account	Initial Minimum Purchase	Additional Minimum Purchase
Regular (Individual, joint, corporate or trust)	$1,000	$100
IRA (including spousal, Roth & SEP IRAs and Coverdell Education Savings Accounts)	$100	$100
Gifts to Minors (UGMA/UTMA)	$250	$100
Automatic Investment Plan	$100	$50
Exchanges	$1,000	$1,000

You may purchase, redeem or exchange shares by regular mail (Scout Funds, P.O. Box 1241, Milwaukee, WI 53201-1241), overnight courier (Scout Funds, 235 West Galena Street, Milwaukee, WI 53212-3948), telephone (1-800-996-2862) or online (www.scoutinv.com).

TAX INFORMATION
The Fund's distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

SCOUT INVESTMENTS

P.O. Box 1241
Milwaukee, WI 53201-1241
1-800-996-2862
scoutfunds@scoutinv.com
scoutinv.com

SCOUT, SCOUT INVESTMENTS, SEE FURTHER, the Scout design, and the Ribbon design – Reg. U.S. Tm. Off.